As filed with the Securities and Exchange Commission on July 12, 2006

Registration No. 333-134317

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2 to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Beverly National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	6021	04-2832201
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

240 Cabot Street

Beverly, Massachusetts 01915

(978) 922-2100

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Donat A. Fournier	Michael O. Gilles
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Beverly National Corporation

240 Cabot Street

Beverly, Massachusetts 01915

(978) 922-2100

(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Copies to:

J. J. Cranmore, Esq. Cranmore, FitzGerald & Meaney 49 Wethersfield Avenue Hartford, CT 06114-1102 (860) 522-9100	Norman B. Antin, Esq. Jeffrey D. Haas, Esq. Patton Boggs LLP 2550 M Street, NW Washington, D.C. 20037 (202) 457-6000

As soon as practicable after the effective date of this Registration Statement

(Approximate Date of Commencement of Proposed Sale to the Public)

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee (2)
Common Stock, $2.50 par value	$19,320,000	$2,067.24

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum aggregate offering price. The Registrant paid a filing fee of $1,845.75 in connection with the registration of an estimated aggregate offering price of $17,250,000 with the initial filing of this Registration Statement on May 19, 2006. An additional filing fee of $221.49 is being paid in connection with the filing of this Amendment No. 2 to the Registration Statement on Form S-1 to register an additional $2,070,000 of aggregate offering price of the securities to be registered.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 2 to the Registration Statement is being filed solely for the purpose of filing Exhibits 1, 5, 23.1 and 23.2. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 or 17 of Part II of the Registration Statement.

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits and Financial Statement Schedules.

See the Exhibit Index immediately following the signature page hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly, Commonwealth of Massachusetts, July 12, 2006.

Beverly National Corporation (Registrant)

By:	/s/ DONAT A. FOURNIER President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ DONAT A. FOURNIER Donat A. Fournier	President, Chief Executive Officer and Director (Principal Executive Officer)	July 12, 2006

/s/ RICHARD H. BOOTH* Richard H. Booth	Director	July 12, 2006

/s/ KEVIN M. BURKE* Kevin M. Burke	Director	July 12, 2006

/s/ JOHN N. FISHER* John N. Fisher	Director	July 12, 2006

/s/ MARK B. GLOVSKY* Mark B. Glovsky	Director	July 12, 2006

/s/ ALICE B. GRIFFIN* Alice B. Griffin	Director	July 12, 2006

/s/ SUZANNE S. GRUHL* Suzanne S. Gruhl	Director	July 12, 2006

/s/ ROBERT W. LUSCINSKI* Robert W. Luscinski	Director	July 12, 2006

/s/ PAMELA C. SCOTT* Pamela C. Scott	Director	July 12, 2006

/s/ CLARK R. SMITH* Clark R. Smith	Director	July 12, 2006

Signature	Title	Date

/s/ MICHAEL F. TRIPOLI* Michael F. Tripoli	Director	July 12, 2006

/s/ MICHAEL O. GILLES Michael O. Gilles	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	July 12, 2006

*By:	/S/ DONAT A. FOURNIER
Donat A. Fournier Attorney-in-Fact

Exhibit Index

Exhibit Number	Description of Exhibit
1	Form of Underwriting Agreement by and between the Registrant and Sandler O’Neill & Partners, L.P.

3.1	Restated Articles of Organization of Corporation (Incorporated herein by reference to Exhibit 3.1 to the Corporation’s Quarterly Report on Form 10-Q for March 31, 2006).

3.2	By-Laws of Corporation, as Amended January 31, 2006 (Incorporated herein by reference to Exhibit 3.2 to the Corporation’s Current Report on Form 8-K filed February 2, 2006).

5.	Opinion of Cranmore, FitzGerald & Meaney.

10.1	1996 Incentive Stock Option Plan for Key Employees (Incorporated herein by reference to Exhibit 10.12 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1996).

10.2	1998 Incentive Stock Option Plan for Key Employees (Incorporated herein by reference to Exhibit 10.13 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.3	1998 Directors Plan (Incorporated herein by reference to Exhibit 10.14 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.4	Change in Control Agreement between Beverly National Corporation and Peter E. Simonsen dated February 23, 2000 (Incorporated herein by reference to Exhibit 10.20 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.5	Employment Agreement between Beverly National Corporation and Peter E. Simonsen dated February 23, 2000 (Incorporated herein by reference to Exhibit 10.21 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.6	Change in Control Agreement between Beverly National Corporation and James E. Rich, Jr. dated February 23, 2000 (Incorporated herein by reference to Exhibit 10.22 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.7	Employment Agreement between Beverly National Corporation and James E. Rich, Jr. dated February 23, 2000 (Incorporated herein by reference to Exhibit 10.23 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.8	Change in Control Agreement between Beverly National Corporation and Paul J. Germano dated February 23, 2000 (Incorporated herein by reference to Exhibit 10.26 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.9	Employment Agreement between Beverly National Corporation and Paul J. Germano dated February 23, 2000 (Incorporated herein by reference to Exhibit 10.27 to the Corporation’s Annual Report on Form 10-KSB for December 31, 1999).

10.10	Employment Agreement between Beverly National Corporation and Donat A. Fournier dated July 29, 2002, as amended (Incorporated herein by reference to Exhibit 10.30 to the Annual Report on Form 10-K for December 31, 2005).

10.11	Change in Control Agreement with Donat A. Fournier dated July 29, 2002 (Incorporated herein by reference to Exhibit 10.30 to the Annual Report on Form 10-K for December 31, 2005).

10.12	Employment Agreement between Beverly National Corporation and John Putney dated October 6, 2003 (Incorporated herein by reference to Exhibit 10.32 to the Corporation’s Annual Report on Form 10-K for December 31, 2003).

10.13	Change in Control Agreement with John Putney dated October 6, 2003 (Incorporated herein by reference to Exhibit 10.33 to the Corporation’s Annual Report on Form 10-K for December 31, 2003).

Exhibit Number	Description of Exhibit
10.14	Change in Control Agreement with John L. Good, III dated June 14, 2004 (Incorporated herein by reference to Exhibit 10.34 to the Corporation’s Quarterly Report on Form 10-Q for June 30, 2004).

10.15	Employment Agreement between Beverly National Corporation and John L. Good, III dated June 14, 2004 (Incorporated herein by reference to Exhibit 10.35 to the Corporation’s Quarterly Report on Form 10-Q for June 30, 2004).

10.16	Supplemental Executive Retirement Plan with Donat A. Fournier dated August 11, 2003 (Incorporated herein by reference to Exhibit 10.36 to the Corporation’s Annual Report on Form 10-K for December 31, 2004).

10.17	Form of Group Term Insurance Carve Out Plan dated June 18, 2004 (Incorporated herein by reference to Exhibit 10.30 to the Annual Report on Form 10-K for December 31, 2004).

10.18	Resignation and Consulting Agreement by and between Beverly National Corporation and Peter E. Simonsen dated April 29, 2005 (Incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed May 2, 2005).

10.19	2005 Restricted Stock Plan (Incorporated herein by reference to Exhibit 99.1 to the Form S-8 filed by the Corporation on February 13, 2006 (File No. 333-131795)).

10.20	Employment Agreement by and between Beverly National Corporation and Michael O. Gilles dated August 29, 2005 (Incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed August 30, 2005).

10.21	Change in Control Agreement by and between Beverly National Corporation and Michael O. Gilles dated August 29, 2005. (Incorporated herein by reference to Exhibit 10.2 to the Corporation’s Current Report on Form 8-K filed August 30, 2005).

21.	Subsidiaries of Corporation (Incorporated herein by reference to Exhibit 21 to the Corporation’s Registration Statement on Form S-1, File No. 33-134317, filed May 19, 2006).

23.1	Consent of Shatswell, MacLeod & Company, P.C.

23.2	Consent of Cranmore, FitzGerald & Meaney. Contained in Exhibit 5.

24.	Power of Attorney. Contained on the signature page hereto.

99.1	Revised Form of Letter to Shareholders. (Incorporated herein by reference to Exhibit 99.1 to Amendment No. 1 to the Corporation’s Registration Statement on Form S-1, File No. 33-134317, filed June 13, 2006).